February 20, 2003                         December Quarter - Semi-Annual Report


Dear Ultra-Small Company Tax Advantage Portfolio Shareholder,
The Portfolio return was negative 4.0% in the six months from June through December of 2002. Over the same period, the Russell 2000 Index of small companies was down 16.6% and the CRSP Index of ultra-small companies was down 7.0%. I am very pleased.

Stepping back to look at our longer-term performance, we have now beaten the Russell 2000 Index of small companies in each of the five calendar years since inception. Only 27 of 3,135 domestic equity funds (or 13 of 576 small company funds) have accomplished this relative performance consistency.

According to data from Morningstar, the Ultra-Small Company Tax Advantage Portfolio ranked 4th of 965 small company funds for the calendar year and 16th of 576 over the last five years.

Performance Summary

TRANSLATION: The last six months as well as all of 2002 was very favorable to ultra-small companies. Our Portfolio performed very well in the bear market environment.

The graph below presents the quarterly and cumulative performance of our Portfolio and market benchmarks since inception. We lead both benchmarks by a significant margin since inception, continuing to gain ground against each of them in the last year. This is an appropriate point to remind you that over the last 76 years, ultra-small stocks as a whole usually have underperformed large stocks during a bear market. These last few years showed an aberration from this trend. Several unusual factors contributed to our positive return during the bear market of 2000-2003 -- primarily the extreme, dominance of large company returns from 1994 through 1999, which preceded the recent market correction and set the stage for "our day in the sun." I do not expect ultra-small dominance to exist in most future bear markets.

GROWTH OF $10,000 INVESTED IN VARIOUS FUNDS AND INDEXES FROM 7/31/97 (INCEPTION) TO 12/31/02

                                    [CHART]

Fund / Index Name                        Total Value
-----------------------------------------------------
Bridgeway Ultra-Small Company
    Tax AdvantagePortfolio                 $16,837
CRSP Cap-based Portfolio 10 Index          $13,395
Russell 2000 Index                         $ 9,909

                                       7/31/1997      9/30/1997     12/31/1997      3/31/1998      6/30/1998      9/30/1998
USC TAX ADVANTAGE PORTFOLIO            10,000.00      11,280.00       9,960.00      11,720.00      11,380.00       8,780.00
CRSP CAP-BASED PORTFOLIO 10            10,000.00      11,462.00      10,610.15      11,934.55      11,167.41       8,469.96
RUSSELL 2000 (SMALL GROWTH STOCKS)     10,000.00      10,977.50      10,609.90      11,677.08      11,132.71       8,889.95

                                      12/31/1998      3/31/1999      6/30/1999      9/30/1999     12/31/1999      3/31/2000
USC TAX ADVANTAGE PORTFOLIO             9,780.00       9,160.00       9,920.00      10,300.00      12,860.00      14,140.00
CRSP CAP-BASED PORTFOLIO 10             9,403.22       9,169.87      10,516.07      10,234.64      12,034.50      14,153.39
RUSSELL 2000 (SMALL GROWTH STOCKS)     10,339.81       9,778.94      11,299.72      10,585.26      12,537.69      13,425.85


                                       6/30/2000      9/29/2000     12/29/2000      3/30/2001      6/30/2001      9/30/2001
USC TAX ADVANTAGE PORTFOLIO            13,240.00      14,440.00      12,946.21      13,228.09      14,536.80      13,610.63
CRSP CAP-BASED PORTFOLIO 10            12,930.85      12,990.50      10,415.49      11,564.97      13,091.44      11,188.47
RUSSELL 2000 (SMALL GROWTH STOCKS)     12,918.39      13,061.20      12,158.93      11,367.95      12,992.20      10,291.22


                                       12/31/2001      3/31/2002      6/30/2002      9/30/2002     12/31/2002
USC TAX ADVANTAGE PORTFOLIO             16,051.06      17,805.38      17,543.24      15,022.66      16,837.48
CRSP CAP-BASED PORTFOLIO 10             14,253.81      15,275.69      14,401.54      11,728.47      13,395.28
RUSSELL 2000 (SMALL GROWTH STOCKS)      12,461.18      12,957.60      11,875.35       9,334.00       9,908.73

The table below presents our December semi-annual, one-year, five-year, and life-to-date financial results according to the formula required by the SEC.

                                                           6 months         1 Year          5 Year         Life-to-Date
                                                            7/1/02          1/1/02          1/1/98            7/31/97
                                                         to 12/31/02(4)   to 12/31/02    to 12/31/02(5)    to 12/31/02(6)
                                                         --------------   -----------   ---------------   ---------------
        Ultra-Small Company Tax Advantage Portfolio(1)       -4.0%             4.9%          11.1%             10.1%
        CRSP Cap-Based Portfolio 10 Index(2)                 -7.0%            -6.0%           4.8%              5.5%
        Russell 2000 Index(3)                                16.6%           -20.5%          -1.4%             -0.2%

(1) Returns listed in the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(2) The CRSP Cap-Based Portfolio 10 Index is an unmanaged index of 1,766 of the smallest publicly traded U.S. stocks (with dividends reinvested), as reported by the Center for Research on Security Prices. We seek to approximate the performance of this Index.
(3) The Russell 2000 Index is an unmanaged index of small companies (with dividends reinvested). The latter index is the most widely tracked index among small company funds but is comprised of companies roughly 10 times larger than those of the CRSP Index and the Bridgeway Portfolio.
(4)  Periods less than one year are not annualized.
(5) Periods longer than one year are annualized. Past performance does not guarantee future returns.

Detailed Explanation of Calendar Year Performance--What Worked

TRANSLATION: In the context of the bear market, 2002 was a stellar year. It really helped to be ultra-small - just about the only place to hide out in the stock market over the last year.

Our list of best-performing stocks demonstrates the breadth of good performers among very tiny companies. Fifteen of our companies more than doubled in 2002:

      Rank   Description                                Industry                           % Gain
      ----   -----------                                --------                           ------
       1     Harvest Natural Resources Inc              Oil & Gas                          340.6%
       2     Sina.com                                   Internet                           338.8%
       3     United Online Inc                          Internet                           279.5%
       4     Mothers Work Inc                           Retail                             229.4%
       5     Compucom Systems Inc                       Computers                          148.2%
       6     Phoenix Gold International                 Electronics                        140.0%
       7     Echo Bay Mines Ltd                         Mining                             132.5%
       8     SBE Inc                                    Telecommunications                 128.1%
       9     Blue Rhino Corp                            Retail                             124.4%
       10    Software Spectrum Inc                      Computers                          120.4%
       11    Raytech Corp                               Auto Parts & Equipment             119.2%
       12    Chattem Inc                                Cosmetics/Personal Care            114.0%
       13    Bay State Bancorp Inc                      Savings & Loans                    109.2%
       14    Hi-Tech Pharmacal Co Inc                   Pharmaceuticals                    103.8%
       15    Howell Corp                                Oil & Gas                          103.7%

Detailed Explanation of Calendar Year Performance--What Didn't Work

Lest you think all our companies went one direction, our list of worst performers is sobering. Fifteen of our companies lost two-thirds of their value. The list is dominated by technology and telecommunications firms, the two worst performing sectors in the market overall:

      Rank   Description                                Industry                           % Loss
      ----   -----------                                --------                           ------
       1     Valentis Inc                               Pharmaceuticals                    -91.5%
       2     Acclaim Entertainment Inc                  Software                           -87.6%

       3     Superior Telecom Inc                       Telecommunications                 -85.5%
       4     Active IQ Technologies Inc                 Telecommunications                 -81.0%
       5     Calton Inc                                 Commercial Services                -79.3%
       6     Orchid BioSciences Inc                     Biotechnology                      -78.1%
       7     ROHN Industries Inc                        Metal Fabricate/Hardware           -75.7%
       8     Divine Inc                                 Internet                           -73.1%
       9     Atchison Casting Corp                      Metal Fabricate/Hardware           -70.9%
       10    Goamerica Inc                              Telecommunications                 -70.9%
       11    Aetrium Inc                                Semiconductors                     -69.9%
       12    Metron Technology                          Semiconductors                     -68.1%
       13    Intrabiotics Pharmaceuticals Inc           Pharmaceuticals                    -68.1%
       14    Digital River Inc                          Internet                           -67.8%
       15    SEMX Corp                                  Semiconductors                     -67.7%

Together these two lists (best and worst performers) demonstrate what I consider the "call option-like" characteristics of ultra-small stocks. In any one year many more ultra-small companies double or quadruple (relative to large stocks), but many more go bankrupt. Mathematically, however, it one takes one company doubling to offset one that goes completely out of business. With strong diversification and not over-weighting one stock, we seek to turn these characteristics of ultra-small stocks into an attractive long-term return.

Continued Ultra-Small Stock Dominance

From 1994 through 1998, the market was dominated by large cap stocks more than in any period over at least the last 76 years. This dominance set the stage for a comeback by small and especially ultra-small stocks. As seen in the table below, ultra-small ("10th decile") stocks provided a significant cushion to the bear market in 2002. Indeed, if you believe in the generalization, or "small cap effect," that smaller companies are more volatile and therefore should provide a commensurately higher average annual return over the long haul, their performance in 2002 confirmed the generalization and that ultra-small stocks are "the place to be." (Of course, the small cap effect is definitely not true every year.) Ultra-small stocks outperformed every other size grouping by a larger margin in 2002 than has been true in recent history. Here's the data (top-performing deciles indicated by boxes:

               CRSP Cap-Based Portfolio 1 through 10 Index Returns
                                 (Calendar Year)

         Decile      1998     1999      2000     2001      2002
         ------     ------   ------   -------   ------    -------
          1          35.2%    24.7%   -13.8%    -15.3%     -22.4%
          2          12.5%    20.0%    -0.2%     -8.4%     -17.5%
          3           7.7%    35.3%    -5.9%     -5.0%     -19.5%
          4           7.3%    30.0%    -9.4%     -0.3%     -17.3%
          5           1.0%    26.3%    -7.6%     -2.0%     -17.8%
          6           0.6%    34.9%   -10.5%      8.0%     -21.7%
          7          -0.5%    27.0%   -10.4%     12.2%     -22.7%
          8           0.3%    38.1%   -12.3%     21.9%     -19.6%
          9          -4.7%    35.4%   -13.6%     31.7%     -18.9%
          10        -11.3%    28.0%   -13.4%     37.8%      -6.0%

The World of Ultra Small Companies

It occurred to me that more than half of our shareholders have been in the fund for less than one year. First, welcome to the world of Ultra-Small companies! Second, I want to take the opportunity of your first shareholder letter to give you more detail about this interesting asset class. When most people think of small caps today, they think of companies with less than $1 billion in market capitalization. (Think of market capitalization as all the dollars represented by the market price of a stock; technically it's stock price times outstanding shares.) Ultra-small companies are the smallest segment of this group - stocks with market capitalization currently less than $141 million. They are approximately one-tenth the size of companies in the Russell 2000 Index of small companies. They rank in size among the smallest ten percent (smallest decile) of companies on the New York Stock Exchange (NYSE.) There are over 1700 ultra-small companies out there, and it is these little companies that we own in our portfolio.

What is amazing about this segment is how different it is from the rest of the market. In my opinion and statistically speaking, ultra-small companies are as different from small companies as small companies are from large ones. It is their behavior and fascinating history that got me interested in creating this portfolio.

The good news. From 1926-2002, the average annual return for this decile was 13.3% while the average annual return for small caps and the S&P 500 were 11.4% and 10.3%, respectively. Over this 76 year period, a $1 investment in ultra-small would be worth $13,122 versus $3,754 for small caps and $1,774 for large caps. This big performance differential does not happen every year, however, and is not necessarily true in every decade. Nevertheless, this big difference in long-term returns got my attention.

The bad news. This extra return doesn't come without increased risk. One measure the industry uses for risk is called beta. Beta means that, all else being the same, a fund with a beta of 1.1 would appreciate or depreciate 10% more than the overall market. A number greater than 1.0 thus means that there is more market related volatility (and hence, more risk) than the overall stock market. Since 1926, the ultra-small market has the highest beta of all the deciles at 1.42. Increased return rarely comes without increased risk and volatility. Although our Portfolio actually had a positive return in a bear market last calendar year, in most bear markets I would expect to decline more than the market.

But, more good news. Historically speaking and using a field of study called modern portfolio theory, if you look at the risk-adjusted returns of all the deciles in the stock market, the 10th decile (what we call ultra-small) has offered the highest premium return opportunity across all deciles since 1926 -more than twice the premium of any other decile after adjusting for market-related risk. (For this reason, we think that if you believe small stocks offer additional return over longer periods, ultra-small stocks warrant very close examination.)

How can this be? If this is true, why haven't investors piled into ultra-small stocks through the years and why haven't other fund companies offered products based on this concept? For individuals, it is hard. These companies are relatively illiquid, and the availability of quality analyst coverage is sparse. The companies are just too small. It is also very hard for individuals to spread their risk across multiple companies in this segment affordably, as transaction costs will eat into the returns. For mutual funds, the cost of operating a fund of ultra-small companies is too high to make an adequate return for both their investors and the management company. This leaves Bridgeway as the only fund company offering a product dedicated to ultra-small stocks. With almost nine years of experience, we have developed the trading expertise and the low-cost operating model we needed to pursue this opportunity for our investors.

One final comment on the ultra-small market. As with most investments, but particularly with ultra-small companies, investors really need a long-term perspective. The companies in the 10th decile seem to have a personality unto themselves. This market frequently moves out of step with other parts of the market, as it has demonstrated dramatically over the last five years. In 1998, our Portfolio had a negative 1.5% return when the S&P 500 appreciated 28.6%. But during the bear market of the last three years, our Portfolio actually appreciated each calendar year. Market timing is extremely difficult, and we strongly discourage it as highlighted further below. When investing in ultra-small stocks, we believe it is even more important that you keep a long-term perspective.

Who's Who? or A Short Lesson in Mutual Fund Industry Structure

The Ultra-Small Company Tax Advantage Portfolio is one of seven portfolios under the umbrella of the series mutual fund, Bridgeway Fund, Inc. The Board of Directors, on your (the shareholder's) behalf, hires an investment adviser to 1) manage the assets in the fund, 2) communicate with shareholders, 3) contract with other service providers (such as auditors, a custodian of securities, an administrator for state filings), and 4) pay the bills in conducting the business of the Portfolio. The investment adviser for the Fund is Bridgeway Capital Management, Inc. Essentially, Bridgeway Capital Management provides personnel and services to the Fund to invest its assets and manage its business.

With that explanation in mind, I thought you might like to know more about your investment adviser, Bridgeway Capital Management. (In addition to the prospectus, the Statement of Additional Information is the legal document that provides great detail on the Fund and the adviser. It can be downloaded from our website, www.bridgewayfund.com or sent to you by mail - by calling 1-800-661-3550.)

There are many changes going on in the mutual fund industry, with funds consolidating or even shutting down. However, I want you to know that your investment adviser is currently in good corporate health. I am very pleased with the performance of our organization as we continue to demonstrate the value of cost control and a consistent investment approach.

Here are some of the calendar year 2002 highlights for Bridgeway Capital
Management:

     o Total assets under management at Bridgeway were $522 million at year end, up very slightly from one year ago.
     o We ended the year with a 4.7 out of 5.0 overall fund family score from Morningstar. The average fund family rating is 3.0.
     o We beat both our market and peer benchmarks for each of our seven Bridgeway Fund portfolios. See the longer time periods in the chart below.
     o We ended the year with 16 staff members, up from 11 at the start of 2002.
     o We remained committed to our promise of giving away half of our profits to charity through the Bridgeway Foundation and surpassed $1 million in donations for the year.


                        BRIDGEWAY FUND FAMILY PERFORMANCE
(Shading indicates that fund performance exceeded its benchmark and peer group in that time period)

                                         Ticker                                       Since       Date of
Portfolio                                Symbol    1 year     3 years     5 years   Inception    Inception
---------                                ------    ------     -------     -------   ---------    ---------
Aggressive Investors 1                   BRAGX      -18.0%       -6.1%      16.8%       20.2%      8/5/1994
S&P 500 Index                                       -22.1%      -14.6%      -0.6%       10.0%
Lipper Capital Appreciation Funds                   -24.0%      -17.7%      -1.5%        6.8%

Aggressive Investors 2                   BRAIX      -19.0%         N/A        N/A      -13.6%    10/31/2001
S&P 500 Index                                       -22.1%         N/A        N/A      -13.3%
Lipper Capital Appreciation Funds                   -24.0%         N/A        N/A      -14.0%

Ultra-Small Company                      BRUSX        4.2%       13.5%      12.3%       19.1%      8/5/1994
CRSP "10" Index                                      -6.0%        3.6%       4.8%       10.5%
Lipper Small Company Funds                          -21.4%      -12.7%      -1.4%        6.8%

Micro-Cap Limited                        BRMCX      -15.7%        5.2%        N/A       15.0%      7/1/1998
CRSP "9" Index                                      -18.9%       -2.7%        N/A        2.9%
Lipper Small Company Funds                          -21.4%      -12.7%        N/A       -2.9%

Ultra-Large 35 Index Portfolio           BRLIX      -18.0%      -14.1%       2.8%        2.6%     7/31/1997
S&P 500 Index                                       -22.1%      -14.6%      -0.6%       -0.1%
Lipper Growth & Income                              -17.9%       -8.6%      -0.6%       -0.2%

Ultra-Small Co. Tax Advantage            BRSIX        4.9%        9.4%      11.1%       10.1%     7/31/1997
CRSP "10" Index                                      -6.0%        3.6%       4.8%        5.5%
Russell 2000 Index                                  -20.5%       -7.5%      -1.4%       -0.2%

Balanced                                 BRBPX       -3.5%         N/A        N/A       -3.8%     6/30/2001
Balanced Benchmark*                                  -4.7%         N/A        N/A       -2.9%
Lipper Balanced Fund Index                          -10.7%         N/A        N/A       -8.2%


* Balanced Benchmark is a combined index of which 40% reflects the S&P 500 Index (an unmanaged index of large companies with dividends reinvested) and 60% the Bloomberg/ EFFAS U.S. Government 1-3 year Total Return Bond Index.

Here are a couple of other ways we like to measure ourselves:

Bridgeway 7, Morningstar 1

TRANSLATION: Bridgeway's portfolios beat the record of Morningstar's "analyst picks" seven out of eight times in 2001 and 2002.

A couple of years ago Morningstar deviated from just ranking and reporting on funds to publishing analyst "favorite picks" by fund category. Given Morningstar's emphasis on low expenses, tax-efficiency, shareholder friendly policies, and risk-adjusted performance, I was disappointed that Bridgeway didn't make any of these lists. So, I thought I'd just make a friendly competition: Morningstar's "style box" analyst picks versus the Bridgeway portfolio(s) that fall(s) in same "style box." (A style box seeks to identify somewhat comparable funds based on company size and growth or value orientation.) A kind of "apples to apples" competition of picks. I pick Bridgeway, Morningstar picks whatever funds their analysts like. Bridgeway has portfolios in four different style boxes. Here's the result of 2001 and 2002:

                                  2001
             --------------------------------------------
                  Value          Blend          Growth
Large                         Morningstar
                                 -12.7%
                                 BRLIX
                                 -9.1%
                                              Morningstar
Mid                                             -22.6%
                                                 BRAGX
                                                -11.2%
               Morningstar    Morningstar
Small             14.8%           4.9%
               BRSIX/BRUSX       BRMCX
                   29%(1)        30.2%

                                  2002
             --------------------------------------------
                  Value          Blend          Growth
 Large                        Morningstar
                                 -23.0%
                                 BRLIX
                                 -18.0%
                                              Morningstar
 Mid                                            -25.9%
                                             BRAGX/BRAIX(2)
                                                -18.5%(1)
               Morningstar    Morningstar
 Small            -7.7%           -9.0%
               BRSIX/BRUSX        BRMCX
                   4.6%(1)        -15.7%


(1) The percentage is the simple average of the performance of the two Bridgeway portfolios.
(2) The Aggressive Investors 2 Portfolio had its first 12-month performance record in 2002.

In eight contests (four categories for two years), Bridgeway has a seven and one record. The one time we did not beat the picks was with Micro Cap Limited in 2002--which was down 15.7% but still ahead of the style-box average of -16.2%. However, Bridgeway has beaten the style-box average in each competition over the last 2 years, while Morningstar has not. I'll let you know how we do in 2003 this time next year.

Bridgeway 78, Largest Fund Families 2 (60 to 0 in last 3 years)

TRANSLATION: We beat the big guys again in 2002. We have compared our aggregate fund performance to that of each of the largest 20 fund families for the last four years, or 80 comparisons. In all but two of those tests we prevailed, hence, Bridgeway 78, largest fund families 2.

After the end of the calendar year, several periodicals publish a comparison of the performance rankings of the top fund families. These tables invariably focus on the fund families with the most assets under management, rather than the fund families with the best performance records.

Anyway, for the last four years I've played the game: "Where would Bridgeway fit in by performance if we were included in the ranking with the largest firms?" I took the asset-weighted average of all the domestic equity funds for the largest twenty companies and compared it against the asset-weighted average of all the Bridgeway Funds. In 1999, we beat all but 2 fund families. Then, as we grew, we got better. In 2000 and 2001, we beat all the fund families. Now I am pleased to say, we beat the top 20 in 2002 - and by a substantial margin. I'm very proud of our record. I don't think we can compete with the biggest fund companies on marketing and advertising, but I'm sure happy to stand toe to toe on investment performance, cost management, and tax efficiency.

Manager's Musings on 2002

This past year certainly is memorable for many reasons. While the world still remains in political tension on many fronts, we can all hope that we have seen the worst of corporate scandals pass us by and that this new year brings us the economic growth we have been waiting for. In 2002, world events and strained economic markets have certainly left an indelible mark on almost every individual's investments. The average US stock fund was down 22.4%, and only 3.8% of the US stock funds made money for the year.

I rarely comment extensively on the overall market, since my own strategy is to engage in no market timing. Put another way, my preferred strategy for timing the stock market is to invest when you first have money available to invest. (Technically, of course, there is always a better time. It's just that you don't know beforehand, and the vast majority of people destroy value as they try to time it just right.)

So here's my one-minute diatribe on the market in 2002, borrowed from the Wall Street Journal: "Corporate scandals, a weak economy and lousy earnings combined to drive down every market sector." That pretty much sums it up.

OK. It was less than one minute. Time to return to 2003 and to managing our portfolio.

Buying Rear View Mirror Performance

TRANSLATION: Chasing recent hot performance is likely a good formula for financial disaster.

One of the saddest things about the investment community is that practically the whole system feeds a buy high, sell low mentality. Investors focus on historical three year, (more often) one year, or even shorter timeframes. Journalists write most frequently about managers who have performed the best over these same time periods. Many brokers push the same recent "winners." Investment management firms pour their advertising budgets and sales pitches into the products that have performed the best recently. Rating agencies rate funds statistically, only to fall into the same trap when it's time to recommend specific funds. Each party can claim that it's not their fault. For example, investors can blame the management firms or brokers that pushed a product or a specific article touting a product, or a barrage of sales literature. Journalists ultimately have to write about what sells. Management firms aren't going to spend advertising dollars on recently poorer performing funds that won't sell.

Let me illustrate this point with a couple of thought-provoking studies on the damage of "chasing the hot fund" that have been completed over the last 10 years. Morningstar studied 199 no-load growth mutual funds over the period 1989-1994. Their findings showed that while the average annual return for these funds over this period was 12.0%, the average mutual fund investor received a return of just 2.0%. How can this be? Well, over this same time period the average mutual fund investor only held their fund for 21 months as they jumped in and out, or across funds. This market timing cost them 10% return. Another popular study done by Dalbar on investors in equity mutual funds from 1984-1996 found that investors on average earned 10% less than the funds over the same period. Their conclusions were the same. As people tried to hop to the hottest fund they basically destroyed value. These are only two of the many studies that have shown that chasing the rear-view mirror performance is not a good strategy. Nevertheless, it is our human nature to invest after recent strong performance (buy high), then sell when things pull back (sell low). How can you avoid it? Keep a long-term perspective.

While I don't know the specifics of your situation and thus can't offer specific investment advice, I do recommend setting a diversified, appropriate long term asset allocation plan (matching the timeframe of the investment with the timeframe of when the money will be needed and the investment objective of the portfolio), writing it down, then sticking with it. As I reported in the shareholder letter one year ago, I target a set percentage of my own investments in certain Bridgeway portfolios that I believe are most appropriate for my needs. This forces me to invest new money into the portfolios that have gone down the most in price and occasionally to rebalance, taking money out of the portfolios that have done the best in favor of the ones that haven't. (Obviously, this doesn't work if you haven't both picked a good fund family and appropriate products.)

Here's an interesting hypothesis. Simply invest each year in the Bridgeway portfolio that has done the poorest over the previous three-year period. The results are pretty interesting. If you followed this strategy starting five years ago (the first year we had a three-year record), $10,000 would have turned in to $21,521. If you followed the opposite strategy, investing in our fund with the best trailing three-year record, $10,000 would have turned into $10,732. Now, this is an interesting exercise that demonstrates the perils of chasing recent hot performance. It is not statistically significant--five years is not enough data upon which to base an investment strategy--and I still recommend choosing funds in accordance with your investment needs as I will discuss below. Incidentally, $10,000 invested in the Aggressive Investors 1 Portfolio and left alone for the last five years would have grown to $21,761, beating the switching strategy, which could potentially incur additional trading costs and taxes.

Know where you are and where you are going

As down markets can cause investors to make costly decisions based on short-term information, what can even make things worse for investors is when their money managers react in this manner. I realize that not all of you have all of your money in Bridgeway portfolios, so I do want to address the broader market as you look at all your investments. If you are taking the time to develop a long-term investment plan, then you really want to know that the investments you chose are managed the way you want. You probably don't want a manager who is wishy-washy about his strategy and throws off your investment planning. Most shareholders want clear, straight talk from that manager--for better or for worse. Here are some quotes from recent shareholder letters of other firms:

Statement: Whatever the investment goal, now more than ever it's going to take a new way of thinking about money and investing.
Translation:  That didn't work so well, guess I'll try something else.

Statement: This was a terrible year for the stock market... [blah, blah, blah on the market...]
Translation:  I don't want to talk about the fund; let's talk about the market.

Statement: In recent years returns have sustained significant gains and losses due to market volatility in the technology sector. [This is literally the only sentence in this tech fund semi-annual report to explain an 80% drop over three years.]
Translation: There actually haven't been any gains for three years. I'm so stunned I have nothing to say.

You can count on Bridgeway for commitment, discipline, and communication. We put each of our portfolios together with a lot of thought--always with shareholders in mind--and we stick to our strategies. We want you to know where you are and where you are going year after year.

Finally, a quote from another fund manager whose investing style is way out of favor but, I believe to his credit, is staying the course:

Statement: Every time we think that the market couldn't possibly get any worse, it gets worse. . . . Throughout these difficult times, we remain fully invested in emerging growth companies. Translation: The pain threshold for me and my shareholders is off the charts, but this is not the time to change tactics in favor of something I know nothing about.

Quote of the Quarter

         Markets fluctuate from greed to fear. We were in the greed phase, and now we're in the fear phase. This creates great opportunities for investors, not speculators.

The short passage above is by Robert B. Menschel, "Markets, Mobs and Mayhem: A Modern Look at the Madness of Crowds," as quoted in the New York Times, December 29, 2002. His is a perspective I rather agree with. What is most notable is that it appeared adjacent to an article on exchange traded funds, including a picture of an investor with the following caption:

         Norman Blankstein, a retiree, says exchange-traded funds let him trade throughout the day and use stop-loss orders. The funds have been attracting more individual investors.

I can't imagine what value added exchange traded funds can provide long-term investors by allowing them to trade during the day. Sounds a bit like speculation.

Socking it Away at Starbucks

One of the steps of a recently published investment strategy states: "Figure out how much (more) you can save each month." This is an important part of anyone's investment plan. The author gives an interesting example. "I have friends who spend $90 a week at Starbuck's. Brew it at home and you're $90 ahead." I couldn't believe anyone would spend $90 at Starbucks. Then I figured out I had spent something on the order of $50 just the previous week at Starbucks and I don't even drink coffee. I guess at least it's good that I own it in one of the funds I manage. Finding places to save doesn't necessarily mean giving up your favorite beverage, or sport, or vehicle, but there are certainly areas where we can cut expenses in order to save. Committing to a regular investment plan has proven a great way to build up a nest egg over time.

Summary of Perspectives on 2003

As we go into 2003 we all have a lot to think about. Again, I don't know your personal situation but here are some basic guidelines to keep in mind:

     o   Don't panic. Set an investment course and stay on it.
     o Know your fund and your fund's manager so that you know where you are going.
     o Avoid rear view mirror decision-making. The SEC makes us remind you that "past performance doesn't guarantee future results" for this reason.
     o Save and invest. If you want to accumulate wealth, you can't just rely on the markets (as we have all seen lately).

Finally, let's all hope that we will see a period with many fewer corporate scandals, an improving economy, and improving earnings in 2003.

Disclaimer

The following is a reminder from the friendly folks at your fund who worry about liability. The views expressed here are exclusively those of Fund management. They are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding or portfolio applies only as of the quarter end, December 31, 2002; security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Conclusion

As always, we appreciate your feedback. I received one disturbing letter last quarter from a shareholder who suggested we had "abandoned the little guy." It turns out to have been a misunderstanding concerning the closing of the Portfolio in which he was a shareholder. Since the holdings of the vast majority of our shareholders are modest (by industry standards) in size, I'd like to assure everyone that we work hard on performance and seek to serve the interest of all our current shareholders. I'll always have a "soft spot" for those who found us early and were willing to invest money before we were just establishing our track record. Of course, by that criterion, probably all our shareholders fall into that category. In conclusion, we take your feedback seriously and discuss them at our weekly staff meetings. Please keep your ideas coming--both favorable and critical. Send an email message to mail@bridgewayfund.com.

Sincerely,



/s/ John Montgomery
-----------------------------------------
John Montgomery

                              BRIDGEWAY FUND, INC.
                   ULTRA-SMALL COMPANY TAX ADVANTAGE PORTFOLIO
                  SCHEDULE OF PORTFOLIO INVESTMENTS, unaudited
                     Showing percentage of total net assets
                                December 31, 2002

INDUSTRY       COMPANY                                       SHARES         VALUE
--------       -------                                      --------    ------------
Common Stock - 90.3%
     Aerospace/Defense - 0.2%
               Aerosonic Corp *                               4,050     $     78,611
               EDO Corp                                       3,700           76,886
               SIFCO Industries Inc *                        22,900           57,250
               Titan Corp *                                   2,832           29,459
                                                                        ------------
                                                                             242,206
     Agriculture - 0.3%
               The Andersons Inc                             26,300          334,010

     Apparel - 1.7%
               Ashworth Inc *                                57,100          365,440
               Cone Mills Corp *                            125,100          215,172
               Haggar Corp                                   20,750          261,243
               Jones Apparel Group Inc *                        197            6,982
               Perry Ellis International Inc *               35,100          565,110
               RG Barry Corp *                               64,300          263,630
               Steven Madden Ltd *                              700           12,649
                                                                        ------------
                                                                           1,690,226
     Auto Parts & Equipment - 0.4%
               R&B Inc *                                     38,157          385,767
               Raytech Corp-Del *                             3,400           19,380
               Tenneco Automotive Inc *                       7,500           30,300
                                                                        ------------
                                                                             435,447
     Banks - 8.8%
               AmericanWest Bancorp *                        18,095          282,825
               Bancorp Rhode Island Inc                      17,600          402,336
               Bank of the Ozarks Inc                        20,400          478,176
               Banknorth Group Inc                            4,708          106,401
               Bryn Mawr Bank Corp                              230            8,425
               Capital Crossing Bank *                       15,200          396,401
               Cascade Bancorp                                  720            9,950
               Cass Information Systems Inc                  11,025          271,215
               Central Bancorp Inc                           12,300          370,353
               City National Corp/CA                            598           26,347
               CoBiz Inc                                        600            8,910
               CoVest Bancshares Inc                         23,483          657,994
               Columbia Bancorp/OR                           22,100          330,815
               Commercial Bankshares Inc/Fl                   7,000          242,200
               FNB Corp Inc                                  18,479          358,308
               Fidelity National Corp                        22,426          224,013
               First Banks America Inc *                        400           16,216
               First Mariner Bancorp Inc *                   32,300          355,623
               First Mutual Bancshares Inc                    1,345           24,264
               First State Bancorporation                     8,500          210,800
               Franklin Bancorp Inc/Michigan                 12,655          230,966
               Glacier Bancorp Inc                              567           13,359
               Greater Bay Bancorp                              364            6,294
               Greater Community Bancorp                      4,245           67,932
               IBERIABANK Corp                                  350           14,056
               Mercantile Bank Corp *                        21,691          513,013
               NSD Bancorp Inc                                4,355          113,230
               North Valley Bancorp                          11,400          205,553
               Northrim BanCorp Inc                          25,178          339,903
               Oak Hill Financial Inc                        12,952          276,771
               Pacific Crest Capital Inc                     14,024          221,579
               Patriot Bank Corp                             27,000          414,990
               PrivateBancorp Inc                            12,400          469,464
               Prosperity Bancshares Inc                        800           15,200
               Redwood Empire Bancorp                         7,210          191,714
               SouthTrust Corp                                  468           11,630
               Southside Bancshares Inc                      25,692          380,505
               Western Sierra Bancorp *                      15,960          422,940
               Yardville National Bancorp                     6,200          106,888
                                                                        ------------
                                                                           8,797,559
Beverages - 0.8%
               Green Mountain Coffee Roasters Inc *          16,255          245,613
               Peet's Coffee & Tea Inc *                     17,400          245,862
               Redhook ALE Brewery Inc *                     28,800           59,270
               Vermont Pure Holdings Ltd *                   48,800          207,400
                                                                        ------------
                                                                             758,145
Biotechnology - 1.6%
               Aksys Ltd *                                   54,800          290,440
               Lifecell Corp *                               98,850          297,539
               Lynx Therapeutics Inc *                       49,025           20,100
               Nanogen Inc *                                150,200          232,810
               Orchid BioSciences Inc *                      40,000           20,000
               Third Wave Technologies Inc *                134,400          361,536
               Variagenics Inc *                            248,200          340,034
                                                                        ------------
                                                                           1,562,459
Building Materials - 0.4%
               Aaon Inc *                                       787           14,514
               Craftmade International Inc                   24,779          381,597
                                                                        ------------
                                                                             396,111
Chemicals - 1.3%
               Aceto Corp                                    25,300          404,041
               Applied Extrusion Technologies Inc *          34,199           68,398
               Ethyl Corp *                                  29,200          189,508
               Lesco Inc *                                   34,000          473,620
               Mississippi Chemical Corp *                   65,400           20,928
               Penford Corp                                  11,900          167,671
                                                                        ------------
                                                                           1,324,166
Commercial Services - 3.7%
               ACE Cash Express Inc *                        36,000          332,640
               Cadmus Communications Corp                    13,413          149,018
               Calton Inc *                                  87,550           11,382
               Cornell Cos Inc *                              4,500           40,500
               Exponent Inc *                                25,400          372,872
               FTI Consulting Inc *                           2,700          108,405
               Health Management Systems Inc *              114,500          412,200
               Healthcare Services Group *                   15,800          206,032
               National Medical Health Card
                  Systems Inc *                              36,200          313,854
               National Research Corp *                       9,400           88,623
               Opinion Research Corp *                       26,700          145,515
               Precis Inc *                                  45,300          250,101
               Rock of Ages Corp *                           14,100           79,665
               SFBC International Inc *                      28,580          370,968
               Source Interlink Cos Inc *                    81,600          345,168
               Superior Consultant Hldgs *                   42,500          112,200
               Track Data Corp *                             55,450           27,725
               Versar Inc *                                  21,500           39,775
               Workflow Management Inc *                    129,900          283,182
                                                                        ------------
                                                                           3,689,825
Computers - 3.6%
               Ansoft Corp *                                 39,100          240,465
               BindView Development Corp *                  254,500          369,025
               Brooktrout Inc *                              50,918          269,865
               Ciber Inc *                                    2,498           12,865
               Compucom Systems Inc *                         2,900           16,269
               Dataram Corp *                                82,533          255,027

                              BRIDGEWAY FUND, INC.
                   ULTRA-SMALL COMPANY TAX ADVANTAGE PORTFOLIO
             SCHEDULE OF PORTFOLIO INVESTMENTS, unaudited, continued
                     Showing percentage of total net assets
                               December 31, 2002

INDUSTRY       COMPANY                                      SHARES           VALUE
--------       -------                                     --------      ------------
Computers, continued
               Delphax Technologies Inc *                    19,150      $    56,493
               Drexler Technology Corp *                        500            6,300
               Extended Systems Inc *                       117,300          221,697
               Fidelity National Information
                  Solutions Inc *                            14,800          255,300
               Mitek Systems Inc *                           70,300           87,102
               OAO Technology Solutions Inc *                93,000          148,800
               Overland Storage Inc *                         6,800           99,151
               Printronix Inc *                              19,200          236,160
               Rimage Corp *                                 51,325          416,708
               TechTeam Global Inc *                         56,800          422,024
               Tier Technologies Inc *                        3,900           62,400
               Tripos Inc *                                  21,086          154,560
               Xanser Corp *                                151,200          238,896
                                                                        ------------
                                                                           3,569,107
Cosmetics/Personal Care - 0.2%
               Chattem Inc *                                  5,800          119,190
               Parlux Fragrances Inc *                       39,400           75,648
                                                                        ------------
                                                                             194,838
Distribution/Wholesale - 1.0%
               Advanced Marketing Services *                  2,025           29,768
               Ag Services of America Inc *                  22,700          163,440
               Bell Microproducts Inc *                         875            4,848
               Central European Distribution Corp *          31,000          573,810
               Navarre Corp *                               110,900          222,909
               Nitches Inc                                    2,230           15,298
                                                                        ------------
                                                                           1,010,073
Diversified Financial Services - 0.7%
               American Home Mortgage Holdings Inc            2,500           27,500
               Maxcor Financial Group *                      59,600          387,996
               United PanAm Financial Corp *                 53,100          331,875
                                                                        ------------
                                                                             747,371
Electric - 0.1%
               Green Mountain Power Corp                      5,500          115,335

Electrical Components & Equipment - 0.3%
               Advanced Lighting Technologies Inc *          66,006           21,782
               Lamson & Sessions Co *                        65,100          209,622
               Nortech Systems Inc *                          6,200           43,462
                                                                        ------------
                                                                             274,866
Electronics - 3.2%
               Advanced Photonix Inc *                      156,350          134,461
               Aehr Test Systems *                           24,000           65,760
               Axsys Technologies Inc *                      40,800          318,240
               Badger Meter Inc                               9,500          304,950
               Daktronics Inc *                               2,000           26,760
               Fargo Electronics Inc *                       45,250          395,033
               Giga-Tronics Inc *                            41,500           58,100
               Isco Inc                                      13,800          110,400
               OI Corp *                                     35,200          142,912
               OYO Geospace Corp *                            8,700           69,600
               Recoton Corp *                                84,910          100,194
               Reptron Electronics Inc *                     35,900           31,233
               Signal Technology Corp *                      38,600          416,108
               Sonic Solutions Inc *                         61,700          308,500
               Taser International Inc *                     58,700          237,148
               Vicon Industries Inc *                        23,200           83,520
               Viisage Technology Inc *                      88,100          392,045
                                                                        ------------
                                                                           3,194,964
Engineering & Construction - 0.9%
               Foster Wheeler Ltd *                         117,700          136,532
               Keith Cos Inc *                               34,900          456,143
               Layne Christensen Co *                        37,400          306,680
               Perini Corp *                                  5,500           24,420
                                                                        ------------
                                                                             923,775
Entertainment - 0.1%
               Integrity Media Inc *                         26,820          136,246

Environmental Control - 1.5%
               Clean Harbors Inc *                           17,500          272,300
               Gundle/Slt Environmental Inc *                61,500          543,660
               Imco Recycling Inc *                          48,500          394,305
               TRC Cos Inc *                                    750            9,848
               US Liquids Inc *                              22,200            9,102
               Waste Industries USA Inc *                    38,000          275,500
                                                                        ------------
                                                                           1,504,715
Food - 1.4%
               Horizon Organic Holding Corp *                 8,000          129,520
               John B. Sanfilippo & SON *                    35,150          353,961
               Monterey Pasta Co *                           87,300          327,375
               Penn Traffic Co *                              8,125           28,356
               Rocky Mountain Choc Fact Inc *                25,600          208,102
               Village Super Market *                        12,900          309,858
                                                                        ------------
                                                                           1,357,172
Gas - 0.5%
               Chesapeake Utilities Corp                      9,400          172,020
               Delta Natural Gas Co Inc                       3,940           84,671
               Oneok Inc                                     12,600          241,920
                                                                        ------------
                                                                             498,611
Hand/Machine Tools - 0.0%
               P&F Industries *                               1,250            8,575

Healthcare-Products - 6.8%
               Abaxis Inc *                                  83,600          331,056
               Atrion Corp *                                  8,200          184,500
               Bioanalytical Systems Inc *                   50,900          138,957
               Colorado Medtech Inc *                       166,800          343,608
               Compex Technologies Inc *                     56,900          208,823
               Criticare Systems Inc *                       90,900          295,425
               Endocardial Solutions Inc *                   95,200          321,776
               Endologix Inc *                               73,200           62,220
               Fischer Imaging Corp *                        45,600          274,056
               HealthTronics Surgical Services Inc *         47,550          380,923
               LCA-Vision Inc *                              34,425           78,489
               Lifecore Biomedical Inc *                     43,300          371,514
               Medamicus Inc *                               39,700          335,465
               Merit Medical Systems Inc *                    9,843          196,088
               NMT Medical Inc *                             56,300          170,589
               North American Scientific Inc *               29,100          261,609
               Orthologic Corp *                              2,000            7,220
               Osteotech Inc *                               44,664          287,636
               Respironics Inc *                              8,334          253,627
               Rita Medical Systems Inc *                    73,022          368,761
               SRI/Surgical Express Inc *                    31,400          178,038
               Sonic Innovations Inc *                       74,800          284,988
               Synovis Life Technologies Inc *               45,200          406,348
               Urologix Inc *                                41,500          137,365
               Utah Medical Products Inc *                   26,000          496,600
               Vital Images Inc *                            48,500          435,045
                                                                        ------------
                                                                           6,810,726


                              BRIDGEWAY FUND, INC.
                   ULTRA-SMALL COMPANY TAX ADVANTAGE PORTFOLIO
             SCHEDULE OF PORTFOLIO INVESTMENTS, unaudited, continued
                     Showing percentage of total net assets
                                December 31, 2002

INDUSTRY       COMPANY                                      SHARES           VALUE
--------       -------                                     --------      ------------
Healthcare-Services - 2.9%
               Air Methods Corp *                            63,500         $362,014
               Almost Family Inc *                           10,200           70,788
               Amedisys Inc *                                53,800          324,952
               America Service Group Inc *                   30,100          508,690
               Amsurg Corp *                                    800           16,344
               Chronimed Inc *                               70,900          433,128
               Five Star Quality Care Inc *                  94,100          128,917
               Horizon Health Corp *                         24,000          421,224
               Novamed Eyecare Inc *                         64,300           83,590
               Option Care Inc *                              4,875           38,805
               Orthodontic Centers Of America *               1,586           17,305
               Ramsay Youth Services Inc *                   22,100           78,234
               Trover Solutions Inc *                        73,600          404,800
               UnitedHealth Group Inc *                         634           52,939
                                                                        ------------
                                                                           2,941,730
Home Builders - 0.6%
               Dominion Homes Inc *                          17,350          247,238
               Hovnanian Enterprises Inc *                      411           13,029
               Meritage Corp *                                  900           30,285
               Nobility Homes Inc *                          11,300           99,892
               Orleans Homebuilders Inc *                    24,400          186,660
               Technical Olympic USA Inc *                      750           11,108
                                                                        ------------
                                                                             588,212
Home Furnishings - 1.3%
               Cobra Electronics Corp *                      37,100          242,634
               Flexsteel Industries                          20,200          337,744
               Koss Corp                                      4,138           77,174
               Rowe Cos *                                    36,200           63,712
               Royal Appliance Manufacturing Co *            50,500          367,135
               Singing Machine Co Inc *                      25,419          228,771
                                                                        ------------
                                                                           1,317,170
Household Products/Wares - 0.9%
               CNS Inc *                                     85,600          581,138
               Nashua Corp *                                 42,000          368,760
                                                                        ------------
                                                                             949,898
Housewares - 0.3%
               Enesco Group Inc *                            48,300          341,964

Insurance - 2.2%
               ANFI Inc                                      51,950          766,263
               AON Corp                                         436            8,240
               American Independence Corp *                 157,600          428,672
               Ceres Group Inc *                             67,600          129,792
               Donegal Group Inc                             13,102          140,847
               Donegal Group Inc                                  1               11
               Investors Title Co                             8,632          197,181
               Merchants Group Inc                            7,600          167,200
               Penn-America Group Inc                        37,010          334,941
                                                                        ------------
                                                                           2,173,147
Internet - 5.3%
               Ask Jeeves *                                 265,400          679,424
               Carescience Inc *                             37,800           35,910
               Drugstore.Com *                               23,200           55,680
               E-Loan Inc *                                 221,710          409,942
               FindWhat.com *                                52,700          421,073
               Firepond Inc *                                 8,847           21,765
               Harris Interactive Inc *                      70,300          207,385
               Liquid Audio Inc *                           161,900          398,274
               Marketwatch.com Inc *                         86,600          423,561
               Modem Media Inc *                             21,400           55,640
               Net Perceptions Inc *                         70,400           97,152
               Onesource Information Service *               44,900          344,383
               Pinnacor Inc *                               182,600          222,772
               Quotesmith.com Inc *                          30,400          128,866
               Quovadx Inc *                                 52,962          128,169
               Sina.com *                                    33,900          220,350
               TheStreet.com Inc *                          167,000          489,310
               United Online Inc *                            9,353          149,096
               Valueclick Inc *                              38,914          108,570
               Via Net.Works Inc *                          251,000          170,680
               barnesandnoble.com inc *                      85,400           98,210
               ePlus Inc *                                   59,600          420,180
                                                                        ------------
                                                                           5,286,392
Iron/Steel - 0.7%
               Olympic Steel Inc *                           37,530          120,096
               Oregon Steel Mills Inc *                      23,000           92,460
               Steel Technologies Inc                        29,600          502,016
                                                                        ------------
                                                                             714,572
Leisure Time - 0.4%
               Johnson Outdoors Inc *                        43,750          431,813
               Navigant International Inc *                     800            9,864
                                                                        ------------
                                                                             441,677
Lodging - 0.2%
               Trump Hotels & Casino Resorts Inc *           93,200          242,320

Machinery-Diversified - 0.3%
               Minuteman International Inc                    5,500           48,565
               Quipp Inc *                                   17,800          226,950
               Surebeam Corp *                                1,978            7,994
                                                                        ------------
                                                                             283,509
Media - 0.1%
                Point.360 *                                  62,200          113,764

Metal Fabricate/Hardware - 0.4%
               Hawk Corp *                                   19,100           44,312
               Northwest Pipe Co *                           19,700          340,810
               Webco Industries Inc *                         4,700           15,510
                                                                        ------------
                                                                             400,632
Mining - 0.5%
               Echo Bay Mines Ltd *                         367,300          462,798

Miscellaneous Manufacturing - 1.2%
               American Locker Group Inc *                    1,730           23,096
               Ceradyne Inc *                                28,200          219,960
               PW Eagle Inc *                                23,500          105,750
               Park-Ohio Holdings Corp *                     54,500          226,720
               Peerless Manufacturing Co *                   10,900           90,470
               Raven Industries Inc                           8,900          306,587
               Summa Industries Inc *                        20,450          195,911
                                                                        ------------
                                                                           1,168,494
Office/Business Equip - 0.0%
               General Binding Corp *                         1,100            9,328

Oil & Gas - 1.8%
               Adams Resources & Energy Inc                   6,800           35,700
               Brigham Exploration Co *                      55,100          271,092
               Castle Energy Corp                             7,650           29,606
               Clayton Williams Energy Inc *                 14,350          174,209
               Edge Petroleum Corp./Delaware *               32,750          122,813
               Greka Energy Corp *                           21,300           84,135

                             BRIDGEWAY FUND, INC.
                   ULTRA-SMALL COMPANY TAX ADVANTAGE PORTFOLIO
             SCHEDULE OF PORTFOLIO INVESTMENTS, unaudited, continued
                     Showing percentage of total net assets
                                December 31, 2002

INDUSTRY       COMPANY                                      SHARES          VALUE
--------       -------                                     --------     ------------
Oil & Gas, continued
               Harvest Natural Resources Inc *               95,900     $    618,555
               Petrocorp Inc *                                6,100           62,525
               Petroleum Development Corp *                  24,700          130,910
               Remington Oil & Gas Corp *                     1,400           22,974
               Royale Energy Inc *                           36,286          183,934
               Wilshire Oil Of Texas *                       27,300           95,823
                                                                        ------------
                                                                           1,832,276
Oil & Gas Services - 0.7%
               Dawson Geophysical Co *                       11,200           64,960
               Infinity Inc *                                30,700          253,582
               Matrix Service Co *                           35,400          333,468
               Torch Offshore Inc *                          11,650           63,493
                                                                        ------------
                                                                             715,503
Packaging & Containers - 0.4%
               BWAY Corp *                                   22,400          443,072

Pharmaceuticals - 2.8%
               Bradley Pharmaceuticals *                      7,400           96,422
               D&K Healthcare Resources Inc                   2,230           22,837
               HealthExtras Inc *                            21,900           88,695
               Heska Corp *                                  95,700           33,495
               Hi-Tech Pharmacal Co Inc *                    44,900        1,151,685
               Intrabiotics Pharmaceuticals Inc *            49,100           14,239
               Meridian Medical Technologies Inc *           12,675          562,770
               Neogen Corp *                                 22,000          328,900
               Nutraceutical International Corp *            39,139          447,711
               Valentis Inc *                               156,600           34,452
                                                                        ------------
                                                                           2,781,206
Retail - 5.6%
               AC Moore Arts & Crafts Inc *                   7,400           94,054
               America's Car Mart Inc *                      38,900          495,975
               Benihana Inc *                                   230            3,146
               Blue Rhino Corp *                             37,000          643,430
               Bombay Co Inc/The *                           81,900          409,500
               Christopher & Banks Corp *                       900           18,675
               First Cash Financial Services Inc *           34,800          355,343
               Friedman's Inc                                   900            7,812
               Friendly Ice Cream Corp *                     41,300          237,475
               Frisch's Restaurants Inc                      20,400          423,300
               Gart Sports Co *                               1,650           31,928
               Hastings Entertainment Inc *                  55,400          272,014
               JOS A Bank Clothiers Inc *                    21,400          456,248
               Mothers Work Inc *                            13,400          472,082
               Movie Gallery Inc *                            6,975           90,675
               Rubio's Restaurants Inc *                     76,075          470,904
               Rush Enterprises Inc *                        43,600          161,320
               Rush Enterprises Inc *                        43,600          159,140
               Summit America Television Inc *               98,706          263,545
               Total Entertainment Rest Corp *               45,681          383,720
               Wilsons The Leather Experts *                 27,850          139,250
               Zones Inc *                                   60,000           51,600
                                                                        ------------
                                                                           5,641,136
Savings & Loans - 8.9%
               Abington Bancorp Inc                          24,500          512,173
               Bay State Bancorp Inc                         18,300          475,800
               BostonFed Bancorp Inc                            400           10,680
               Camco Financial Corp                          24,300          345,303
               Citizens First Financial Corp                  5,400          136,620
               Coastal Bancorp Inc                              300            9,705
               Cooperative Bankshares Inc                     1,400           22,316
               Equitable Bank *                              10,300          374,817
               EverTrust Financial Group Inc                 17,550          379,958
               FSF Financial Corp                             8,200          191,552
               Fidelity Bancorp Inc                          17,350          520,500
               Finger Lakes Bancorp Inc                      25,500          506,175
               First Bell Bancorp Inc                         7,700          163,702
               First SecurityFed Financial Inc               10,700          259,903
               HMN Financial Inc                             11,600          195,216
               Heritage Financial Corp                        6,100          108,641
               Home Federal Bancorp                          15,600          376,740
               Itla Capital Corp *                              400           13,292
               Jacksonville Bancorp Inc                       8,700          243,600
               Lincoln Bancorp                               24,100          400,542
               Monterey Bay Bancorp Inc *                    16,919          337,534
               MutualFirst Financial Inc                     13,000          257,010
               NewMil Bancorp Inc                            12,900          257,355
               North Central Bancshares Inc                   6,150          190,650
               Northeast Bancorp                              4,700           67,210
               Oregon Trail Financial Corp                   12,838          267,030
               PVF Capital Corp                              21,060          264,309
               Provident Financial Hldgs                     11,700          309,816
               Pulaski Financial Corp                         8,831          189,522
               Riverview Bancorp Inc                         25,800          386,974
               Sterling Financial Corp *                        665           12,525
               Teche Holding Co                              11,400          312,018
               Timberland Bancorp Inc                        19,800          361,350
               Warren Bancorp Inc                            22,930          361,606
               Warwick Community Bancorp Inc                  3,200           90,656
               Washington Savings Bank FSB
                  Bowie Maryland                              2,900           24,824
                                                                        ------------
                                                                           8,937,624
Semiconductors - 0.9%
               ALL American Semiconductor *                  13,200           27,720
               Aetrium Inc *                                 26,800           20,636
               Amtech Systems Inc *                          11,900           37,723
               Diodes Inc *                                  25,400          244,094
               Metron Technology *                           70,668          108,829
               PLX Technology Inc *                         108,000          422,280
               SEMX Corp *                                   41,100            6,576
                                                                        ------------
                                                                             867,858
Software - 4.7%
               Acclaim Entertainment Inc *                   15,000            9,900
               CAM Commerce Solutions Inc *                  40,100          141,954
               Concerto Software Inc *                       42,647          287,867
               Concur Technologies Inc *                    112,900          362,409
               DocuCorp International Inc *                  67,100          444,269
               Document Sciences Corp *                       8,788           26,452
               EPIQ Systems Inc *                               900           13,743
               Group 1 Software Inc *                        27,600          329,820
               HTE Inc *                                     80,900          391,556
               Made2Manage Systems Inc *                     16,800           59,472
               Moldflow Corp *                               36,100          270,750
               PLATO Learning Inc *                          16,733           99,394
               Pervasive Software Inc *                     134,500          554,140
               Prophet 21 Inc *                              24,600          394,092
               QAD Inc *                                     26,100           89,001
               Quality Systems Inc *                         23,000          462,300
               Resonate Inc *                               128,400          227,268
               Timberline Software Corp                      55,595          326,899
               TradeStation Group Inc *                     168,174          242,171
                                                                        ------------
                                                                           4,733,457
Telecommunications - 4.6%
               ACT Teleconferencing Inc *                   169,930          217,510
               Boston Communications Group *                  7,600           96,596
               California Amplifier Inc *                    92,900          470,074
               ClearOne Communications Inc *                 40,900          182,005

                             BRIDGEWAY FUND, INC.
                   ULTRA-SMALL COMPANY TAX ADVANTAGE PORTFOLIO
             SCHEDULE OF PORTFOLIO INVESTMENTS, unaudited, continued
                     Showing percentage of total net assets
                                December 31, 2002

INDUSTRY       COMPANY                                      SHARES           VALUE
--------       -------                                     --------      ------------
Telecommunications, continued
               Comarco Inc *                                 21,900      $   189,435
               Communications Systems Inc *                   7,000           55,790
               Ditech Communications Corp *                  90,470          197,225
               Forgent Networks Inc *                        95,500          159,485
               Glenayre Technologies Inc *                  173,800          198,132
               Globecomm Systems Inc *                       77,800          291,750
               MCK Communications Inc *                      62,800           68,452
               Network Equip Technologies Inc *              36,000          141,120
               Norstan Inc *                                 59,900          301,297
               Optical Cable Corp *                          78,125          184,375
               Paradyne Networks Corp *                     226,800          290,304
               Performance Technologies Inc *                62,550          203,913
               RMH Teleservices Inc *                         4,900           51,450
               Rural Cellular Corp *                         88,800           75,480
               SafeNet Inc *                                 27,100          686,985
               Superior Telecom Inc *                       186,300           27,945
               Tessco Technologies Inc *                     27,900          258,075
               Vyyo Inc *                                    12,031           30,559
               Warwick Valley Telephone Co                    1,800          125,100
               Wireless Telecom Group Inc                    16,200           31,104
               XETA Technologies Inc *                       28,200           88,548
                                                                        ------------
                                                                           4,622,709
Textiles - 0.9%
               Culp Inc *                                    62,500          531,250
               Dan River Inc *                              123,000          338,250
               Quaker Fabric Corp *                           4,800           33,360
                                                                        ------------
                                                                             902,860
Toys/Games/Hobbies - 0.2%
               Department 56 *                                2,700           34,830
               Racing Champions Ertl Corp *                  15,700          214,305
                                                                        ------------
                                                                             249,135
Transportation - 1.2%
               Celadon Group Inc *                           40,500          476,645
               Forward Air Corp *                               300            5,823
               HUB Group Inc *                               14,900           71,520
               Landair Corp *                                31,200          398,424
               PAM Transportation Services *                  3,400           85,714
               Union Pacific Corp                             2,600          155,662
                                                                        ------------
                                                                           1,193,788
Trucking & Leasing - 0.3%
               Greenbrier Cos Inc *                          46,500          331,545

Water Utility - 0.3%
               Pennichuck Corp                                6,266          181,338
               York Water Co                                  6,100           86,614
                                                                        ------------
                                                                             267,952
                                                                        ============

    Total Common Stock (Identified Cost $82,520,586)                     $90,532,256

Short-term Investments - 11.6%
    Money Market Funds - 11.6%
               Firstar U S Treasury Money Market
                  Fund Institutional                     11,651,983       11,651,983
                                                                        ============


    Total Short-term Investments (Identified Cost $11,651,983)          $ 11,651,983
                                                                        ============


Total Investments - 101.9%                                              $102,184,239

Other Assets and Liabilities, net - (1.9)%                               (1,920,145)
                                                                        ============
Total Net Assets - 100.0%                                               $100,264,094
                                                                        ============


* Non-income producing security as no dividends were paid during the period from July 1, 2002 to December 31, 2002.

** The aggregate identified cost on a tax basis is $94,172,569. Gross unrealized appreciation and depreciation were $16,197,364 and $8,185,694, respectively, or net unrealized appreciation of $8,011,670.

See accompanying notes to financial statements.

       BRIDGEWAY FUND, INC. - ULTRA-SMALL COMPANY TAX ADVANTAGE PORTFOLIO
                 STATEMENT OF ASSETS AND LIABILITIES (unaudited)
                             As of December 31, 2002


ASSETS:

      Investments at value (cost - $94,172,569)                                  $102,184,239
      Receivable for shares sold                                                      671,134
      Receivable for dividends                                                         35,366
      Receivable for interest                                                           7,514
                                                                                 ------------
            Total assets                                                          102,898,253
                                                                                 ------------
LIABILITIES:
      Payable for investments purchased                                             2,012,070
      Payable for shares redeemed                                                     592,714
      Payable for management fee and other expenses                                    29,375
                                                                                 ------------
            Total liabilities                                                       2,634,159
                                                                                 ------------
      NET ASSETS (12,010,089 SHARES OUTSTANDING)                                 $100,264,094
                                                                                 ============
      Net asset value, offering and redemption price per share
            ($100,264,094/12,010,089)                                            $       8.35
                                                                                 ============

NET ASSETS REPRESENT:
      Paid-in capital                                                            $ 95,956,395
      Undistributed net realized loss                                              (3,703,971)
      Net unrealized appreciation of investments                                    8,011,670
                                                                                 ------------
      NET ASSETS                                                                 $100,264,094
                                                                                 ============


See accompanying notes to financial statements.

       BRIDGEWAY FUND, INC. - ULTRA-SMALL COMPANY TAX ADVANTAGE PORTFOLIO
                       STATEMENT OF OPERATIONS (unaudited)
                   For the six months ended December 31, 2002

INVESTMENT INCOME:
      Dividends                                                                            $   184,344
      Interest                                                                                  27,923
                                                                                           -----------
            Total income                                                                       212,267

EXPENSES:
      Management fees                                                                          171,464
      Accounting fees                                                                           78,698
      Audit fees                                                                                12,978
      Custody                                                                                   36,299
      Insurance                                                                                  1,711
      Legal                                                                                      1,500
      Registration fees                                                                         17,102
      Miscellaneous                                                                                512
                                                                                           -----------
            Total expenses                                                                     320,264
      Less fees waived                                                                         (63,068)
                                                                                           -----------
            Net expenses                                                                       257,196
                                                                                           -----------

NET INVESTMENT LOSS                                                                            (44,929)
                                                                                           -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
      Net realized gain on investments                                                         289,744
      Net change in unrealized appreciation                                                 (1,742,109)
                                                                                           -----------
      Net realized and unrealized gain                                                      (1,452,365)
                                                                                           -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                       ($1,497,294)
                                                                                           ===========

See accompanying notes to financial statements.

       BRIDGEWAY FUND, INC. - ULTRA-SMALL COMPANY TAX ADVANTAGE PORTFOLIO
                 STATEMENT OF CHANGES IN NET ASSETS (unaudited)

                                                                     SIX MONTHS ENDED      YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS:                                  DECEMBER 31, 2002     JUNE 30, 2002

OPERATIONS:
      Net investment loss                                              $    (44,929)       $   (17,470)
      Net realized gain (loss) on investments                               289,744         (1,602,522)
      Net change in unrealized appreciation                              (1,742,109)          8,280,126
                                                                       ------------        ------------
          Net increase resulting from operations                         (1,497,294)          6,660,134
                                                                       ------------        ------------
      Distributions to shareholders:
          From net investment income                                              0             (31,334)
          From realized gains on investments                                      0                   0
                                                                       ------------        ------------
            Total distributions to shareholders                                   0             (31,334)
      Tax return of capital distributions                                         0             (14,347)
                                                                       ------------        ------------
            Total distributions                                                   0             (45,681)
FUND SHARE TRANSACTIONS:
      Proceeds from sale of shares                                       70,889,562         117,021,455
      Reinvestment of dividends                                                   0              44,468
      Cost of shares redeemed                                           (37,966,180)        (63,934,732)
                                                                       ------------        ------------
          Net increase from Fund share transactions                      32,923,382          53,131,191
                                                                       ------------        ------------
          Net increase in net assets                                     31,426,088          59,759,991
NET ASSETS:
      Beginning of period                                                68,838,006           9,078,015
                                                                       ------------        ------------
      End of period                                                    $100,264,094         $68,838,006
                                                                       ============        ============


Number of Fund shares:
      Sold                                                                8,958,711          14,261,527
      Issued on dividends reinvested                                              0               5,723
      Redeemed                                                           (4,855,838)         (7,617,069)
                                                                       ------------        ------------
          Net increase                                                    4,102,873           6,650,181
      Outstanding at beginning of period                                  7,907,216           1,257,035
                                                                       ------------        ------------
      Outstanding at end of period                                       12,010,089           7,907,216
                                                                       ============        ============

See accompanying notes to financial statements.

       BRIDGEWAY FUND, INC. - ULTRA-SMALL COMPANY TAX ADVANTAGE PORTFOLIO
                        FINANCIAL HIGHLIGHTS (unaudited)
                 (for a share outstanding throughout the period)

                                                    SIX MONTHS ENDED        YEAR ENDED           YEAR ENDED            YEAR ENDED
                                                    DECEMBER 31, 2002      JUNE 30, 2002        JUNE 30, 2001        JUNE 30, 2000

PER SHARE DATA
      Net asset value, beginning of period           $          8.70      $          7.22      $          6.62      $          4.96
                                                     ---------------      ---------------      ---------------      ---------------
      Income (loss) from investment operations:
          Net investment income (loss)                         (0.01)                0.00                 0.05                 0.03
          Net realized and unrealized gain (loss)              (0.34)                1.49                 0.59                 1.63
                                                     ---------------      ---------------      ---------------      ---------------
               Total from investment operations                (0.35)                1.49                 0.64                 1.66
                                                     ---------------      ---------------      ---------------      ---------------
      Less distributions to shareholders:
          Net investment income                                 0.00                (0.01)               (0.04)                0.00
          Net realized gains                                    0.00                 0.00                 0.00                 0.00
      Less tax return of capital distributions                  0.00                 0.00                 0.00                 0.00
                                                     ---------------      ---------------      ---------------      ---------------
               Total distributions                              0.00                (0.01)               (0.04)                0.00
                                                     ---------------      ---------------      ---------------      ---------------
      Net asset value, end of period                 $          8.35      $          8.70      $          7.22      $          6.62
                                                     ===============      ===============      ===============      ===============


TOTAL RETURN [1]                                                (4.0%)               20.7%                 9.8%                33.5%

RATIOS & SUPPLEMENTAL DATA
      Net assets, end of period                      $   100,264,094      $    68,823,659      $     9,078,015      $     2,385,757
      Ratios to average net assets: [2]
          Expenses after waivers and                            0.75%                0.75%                0.75%                0.75%
      reimbursements
          Expenses before waivers and                           0.93%                1.01%                1.61%                1.94%
      reimbursements
          Net investment income (loss) after
      waivers
              and reimbursements                               (0.13%)              (0.05%)               0.77%                0.53%

      Portfolio turnover rate [2]                               20.1%                55.8%               215.0%                39.5%

                                                       YEAR ENDED
                                                      JUNE 30, 1999

PER SHARE DATA
      Net asset value, beginning of period           $         5.69
                                                     --------------
      Income (loss) from investment operations:
          Net investment income (loss)                        (0.02)
          Net realized and unrealized gain (loss)             (0.71)
                                                     --------------
               Total from investment operations               (0.73)
                                                     --------------
      Less distributions to shareholders:
          Net investment income                                0.00
          Net realized gains                                   0.00
      Less tax return of capital distributions                 0.00
                                                     --------------
               Total distributions                             0.00
                                                     --------------
      Net asset value, end of period                 $         4.96
                                                     ==============

TOTAL RETURN [1]                                              (12.8%)

RATIOS & SUPPLEMENTAL DATA
      Net assets, end of period                      $    1,586,165
      Ratios to average net assets: [2]
          Expenses after waivers and                           0.75%
      reimbursements
          Expenses before waivers and                          2.43%
      reimbursements
          Net investment income (loss) after
      waivers
              and reimbursements                              (0.51%)

      Portfolio turnover rate [2]                              48.3%

[1]  Not annualized for periods less than a year.

[2]  Annualized for periods less than a year.

See accompanying notes to financial statements.

                              BRIDGEWAY FUND, INC.
                   ULTRA-SMALL COMPANY TAX ADVANTAGE PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS (unaudited)


1.     Organization:

       Bridgeway Fund, Inc. (the "Fund") was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end investment management company.

       The Fund is organized as a series fund with seven portfolios. The Fund commenced operations as a regulated investment company on August 5, 1994 with the Ultra-Small Company Portfolio, the Aggressive Growth Portfolio and the Social Responsibility Portfolio. On July 20, 1997, the Fund added two portfolios: the Ultra -Small Index Portfolio and the Ultra-Large 35 Index Portfolio. On June 5, 1998, the Fund added the Micro-Cap Limited Portfolio. On October 31, 2000, the Social Responsibility Portfolio was merged into a new fund, the Calvert Large Cap Growth Fund. On March 31, 2001 the Fund changed the name of the Ultra-Small Index Portfolio to the Ultra-Small Company Tax Advantage Portfolio. On June 30, 2001, the Fund added the Balanced Portfolio. On October 31, 2001 the Fund changed the name of the Aggressive Growth Portfolio to the Aggressive Investors 1 Portfolio and added the Aggressive Investors 2 Portfolio. The Fund is authorized to issue 1,000,000,000 shares.

       On November 21, 2001 the Aggressive Investors 1 Portfolio closed to new investors. On December 10, 2001 the Ultra-Small Company Portfolio closed to all investors. On January 7, 2002 the Micro-Cap Limited Portfolio closed to all investors.

       Bridgeway Capital Management, Inc. (the "Adviser") is adviser to the
       Fund.

2.     Significant Accounting Policies:

       The following is a summary of significant accounting policies followed in the preparation of financial statements.

       Securities Valuation

       Securities are valued at the closing price for securities traded on a principal U.S. securities exchange and on NASDAQ. Listed securities for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Fund's Board of Directors. When current bid prices are not available, the most recently available quoted closing or bid price is used and adjusted for changes in the index on the exchange on which that security trades, also in accordance with the pricing policy established by the Fund's Board of Directors.

       Use of Estimates in Financial Statements

       In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

       Risks and Uncertainties

       The Fund invests in stocks. Such investments are exposed to various risks, such as interest rate, market and credit. Due to the level of risk associated with certain investments and the level of uncertainty related to changes in the value of investments, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders' account values and the amounts reported in the financial statements and financial highlights.

                              BRIDGEWAY FUND, INC.
                   ULTRA-SMALL COMPANY TAX ADVANTAGE PORTFOLIO
              NOTES TO FINANCIAL STATEMENTS (unaudited), Continued


2.     Significant Accounting Policies, Continued:

       12b-1 Plan

       The Fund acts as distributor of its shares pursuant to a 12b-1 plan adopted by shareholders on October 15, 1996. The cost of distributing shares of the Fund is borne by the Adviser at no cost to the Fund; thus, there are no 12b-1 fees.

       Other

       Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis.

3.     Management Contract:

       The Fund has entered into a management contract with the Adviser, a shareholder of the Fund. As compensation for the advisory services rendered, facilities furnished, and expenses borne by the Adviser, the Portfolio pays the Adviser a total fee which is computed and paid monthly.

       The Portfolio pays a flat 0.5% annual management fee, computed daily and payable monthly subject to a maximum expense ratio of 0.75%.

4.     Related Party Transactions:

       One director of the Fund, John Montgomery, is an owner and director of the Adviser. Under the Investment Company Act of 1940 definitions, he is considered to be "affiliated" and "interested." Compensation of Mr. Montgomery is borne by the Adviser rather than the Fund. The other officers of the Fund are employees of the Adviser, and the portion of their compensation attributable to fund accounting, shareholder accounting and state registration services is paid by the Fund and is included in the accounting fees expense category of the financial statements. All amounts paid for shareholder accounting are paid to the Adviser.

       The Adviser has agreed to reimburse the Ultra-Small Company Tax Advantage Portfolio for any operating expenses above 0.75%. To achieve this expense level the Adviser has waived $63,068 of the management fees for the six months ended December 31, 2002. The Adviser expects to continue this voluntary level of reimbursement, in the foreseeable future.

5.     Custodial Agreement:

       The Fund has entered into a Custodial Agreement with U.S. Bank. As compensation for services rendered by the custodian, each portfolio pays a fee, computed and paid monthly based on the average month end total assets of each portfolio plus a fee per transaction.

6.     Purchases and Sales of Investment Securities:

       Aggregate purchases and sales of investment securities other than cash equivalents were $32,178,981 and $6,718,503, respectively, for the six months ended December 31, 2002.

                              BRIDGEWAY FUND, INC.
                   ULTRA-SMALL COMPANY TAX ADVANTAGE PORTFOLIO
              NOTES TO FINANCIAL STATEMENTS (unaudited), Continued


7.     Federal Income Taxes:

       The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal tax provision is required.

       The amount of aggregate unrealized gain (loss) and the cost of investment securities for tax purposes, including short-term securities and repurchase agreements at June 30, 2002, were as follows:


             Aggregate unrealized gain                      $16,197,364
             Aggregate unrealized loss                        8,185,694
             Net gain (loss)                                  8,011,670
             Cost of investments                             94,172,569
             Capital loss carryover *                         1,076,366

       * Expires 2007 and 2010

       As required by the AICPA Audit Guide for Investment Companies for the reporting period beginning after December 15, 2000, the following details the tax basis distributions as well as the components of distributable earnings. The tax basis components of distributable earnings differ from the amounts reflected in the Statements of Assets and Liabilities by temporary book/tax differences primarily arising from wash sales and post October losses.

         Distributable Earnings
            Ordinary income                                             $0
            Long-term gains (capital losses)                    (3,703,971)
            Unrealized appreciation(depreciation)                8,011,670

         Tax Distributions
            Ordinary income                                             $0
            Long-term capital gains                                      0

       Distributions to shareholders are recorded when declared. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Distributions of net investment income and realized short-term capital gains, if any, are taxable as ordinary income to shareholders. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to the differing treatment of net operating losses and tax allocations.

       Permanent differences in the character of income and distributions in financial statements and tax basis have been reclassified from undistributed net realized gain to paid-in capital. During the six months ended December 31, 2002, $44,929 was reclassified from undistributed net investment income to paid-in capital.